UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

Nationstar Mortgage Holdings Inc. (Exact name of registrant as specified in its charter)	Nationstar Mortgage LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)

001-35449 (Commission File Number)	333-171370 (Commission File Number)

45-2156869 (I.R.S. Employer Identification No.)	75-2921540 (I.R.S. Employer Identification No.)

350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)	350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2012, Nationstar Mortgage Holdings Inc. announced certain information regarding its results of operations for the fiscal quarter ended March 31, 2012 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

On May 15, 2012, Nationstar Mortgage Holdings Inc. held a conference call with respect to these financial results. The conference call was open to the public. During this conference call, Jay Bray, Chief Executive Officer of Nationstar Mortgage Holdings Inc., David C. Hisey, Chief Financial Officer of Nationstar Mortgage Holdings Inc., and Amar Patel, Executive Vice President of Nationstar Mortgage Holdings Inc., made additional comments during a question and answer session. A copy of the transcript of the conference call and the accompanying slide presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of press release of Nationstar Mortgage Holdings, Inc. issued on May 15, 2012.

99.2	Transcript of the earnings call of Nationstar Mortgage Holdings Inc. on May 15, 2012.

99.3	Slide presentation for the earnings call of Nationstar Mortgage Holdings Inc. on May 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: May 15, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani Executive Vice President and General Counsel

Nationstar Mortgage LLC

Date: May 15, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release of Nationstar Mortgage Holdings, Inc. issued on May 15, 2012.

99.2	Transcript of the earnings call of Nationstar Mortgage Holdings Inc. on May 15, 2012.

99.3	Slide presentation for the earnings call of Nationstar Mortgage Holdings Inc. on May 15, 2012.